UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2011

REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

DELAWARE	000-51757	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 3700
 Dallas, Texas 75201
 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 750-1771

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Current Report provides an unaudited pro forma combined condensed consolidated income statement of Regency Energy Partners LP (the “Partnership”) for the six months ended June 30, 2011 to reflect the Partnership’s capital contribution of $591.6 million in cash in exchange for a 30% ownership interest in Lone Star NGL LLC, which acquired all of the membership interest in LDH Energy Asset Holdings LLC (“LDH”) from Louis Dreyfus Highbridge Energy LLC. LDH’s coal assets were transferred out prior to the acquisition and were not purchased by Lone Star NGL LLC.  This Current Report updates the information previously filed on Form 8-K on May 2, 2011 and Form 8-K/A on May 20, 2011.

Item 9.01 Financial Statements and Exhibits

(b)           Pro forma financial information.

The unaudited pro forma combined condensed consolidated income statement for the six months ended June 30, 2011 of the Partnership and the related notes are filed as Exhibit 99.1 to this Current Report.

(d)           Exhibits
The following exhibits are being furnished herewith:

Exhibit
Number	Description
Exhibit 99.1	Unaudited Pro Forma Combined Condensed Consolidated Income Statement for the Six Months Ended June 30, 2011 and Related Notes

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP By: Regency GP LP, its general partner By: Regency GP LLC, its general partner

	By:	/s/ Thomas E. Long
Thomas E. Long
Executive Vice President and
Chief Financial Officer

Date: October 6, 2011

Exhibit 99.1

Unaudited Pro Forma Combined Financial Information

On May 2, 2011, Lone Star NGL LLC (the “Joint Venture”), a newly formed joint venture owned 70% by Energy Transfer Partners, L.P. (“ETP”) and 30% by Regency Energy Partners LP (the “Partnership”), completed its acquisition of all of the membership interests in LDH Energy Asset Holdings LLC (“LDH”), a wholly owned subsidiary of Louis Dreyfus Highbridge Energy LLC, for $1.972 billion in cash, subject to customary post-closing purchase price adjustments (the “LDH Acquisition”). LDH’s coal assets were transferred out prior to the acquisition and were not purchased by the Joint Venture. The Partnership contributed $591.6 million in cash to the Joint Venture in exchange for a 30% ownership interest. The Partnership funded a portion of this capital contribution with the net proceeds from a private placement of 8,500,001 common units representing limited partner interests of $203.9 million. The remaining portion of the Partnership’s capital contribution to the Joint Venture of $387.7 million was funded through borrowings under the Partnership’s revolving credit facility.

The unaudited pro forma combined condensed consolidated income statement for the six-months ended June 30, 2011 reflects the transaction and the pro forma adjustments as though the transaction described above occurred as of January 1, 2011. A balance sheet reflecting the transactions described above was filed in the Partnership’s Form 10-Q for the quarterly period ended June 30, 2011 on August 8, 2011.  Accordingly, this Current Report on Form 8-K does not include a pro forma balance sheet.  The pro forma adjustments were prepared applying the rules established by the Securities and Exchange Commission in Article 11 of Regulation S-X.

The historical financial information included in the column entitled “Partnership” was derived from the unaudited income statement included in the Partnership’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011.

The unaudited pro forma combined financial information is based on assumptions that the Partnership believes are reasonable under the circumstances and are intended for informational purposes only. Actual results may differ from the estimates and assumptions used. The unaudited pro forma combined financial information is not necessarily indicative of the financial results that would have occurred if the transaction described above had taken place as of January 1, 2011, nor is it necessarily indicative of future consolidated results.

Regency Energy Partners LP
Unaudited Pro Forma Combined Condensed Consolidated Income Statement
For the Six Months Ended June 30, 2011
(in thousands except unit data and per unit data)

	Partnership	Pro Forma Adjustments		Pro Forma Combined

REVENUES
Gas sales	$242,887	$-		$242,887
NGL sales	256,339	-		256,339
Gathering, transportation and other fees	163,653	-		163,653
Net realized and unrealized loss from derivatives	(9,256)	-		(9,256)
Other	20,127	-		20,127
Total revenues	673,750	-		673,750

OPERATING COSTS AND EXPENSES
Cost of sales	475,736	-		475,736
Operation and maintenance	67,556	-		67,556
General and administrative	36,660	-		36,660
Loss on asset sales, net	181	-		181
Depreciation and amortization	80,739	-		80,739
Total operating costs and expenses	660,872	-		660,872

OPERATING INCOME	12,878	-		12,878

Income from unconsolidated affiliates	55,975	4,793	a	60,768
Interest expense, net	(44,696)	(4,200)	b	(48,896)
Other income and deductions, net	5,055	-		5,055
INCOME BEFORE INCOME TAXES	29,212	593		29,805
Income tax expense	70	-		70
NET INCOME	$29,142	$593		$29,735
Net income attributable to noncontrolling interest	(524)	-		(524)
NET INCOME ATTRIBUTABLE TO REGENCY ENERGY PARTNERS LP	$28,618	$593		$29,211

Amounts attributable to Series A Preferred Units	3,988			3,988
General partner's interest, including IDR	2,842			2,946
Limited partners' interest in net loss	$21,788			$22,277

Basic and diluted income per unit:
Amount allocated to common units	$21,788			$22,277
Weighted average number of common units outstanding	140,135,219	8,500,001	c	145,817,540
Basic income per common unit	$0.16			$0.15
Diluted income per common unit	$0.14			$0.14

See accompanying notes to unaudited pro forma combined condensed consolidated income statement

Regency Energy Partners LP
Notes to Unaudited Pro Forma Combined Condensed Consolidated Income Statement

The following notes discuss the columns presented and the entries made to the unaudited pro forma combined condensed consolidated income statement.

Partnership

This column represents the historical unaudited condensed consolidated income statement of the Partnership for the interim six-month period ended June 30, 2011 as reported in the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011.  The results of the Joint Venture for the period from May 2, 2011 to June 30, 2011 are included in the Partnership's results for the six months ended June 30, 2011.

Pro Forma Adjustments

a. Represents the Partnership’s portion of the Joint Venture’s net income for the period from January 1, 2011 to May 1, 2011, adjusted for the portion of LDH not acquired by the Joint Venture and the write-off of deferred financing costs of $7.053 million which occurred on May 2, 2011 as well as the additional depreciation and amortization expense resulting from the purchase price allocation. The Joint Venture acquired substantially all of the assets of LDH.  A reconciliation from LDH’s unaudited net income to the net income associated with the assets acquired by the Joint Venture is presented below.

(in thousands)
LDH's net income, as adjusted	$30,149
Net loss associated with the coal assets that were not acquired by the Joint Venture	105
Additional depreciation and amortization expense as a result of the purchase price allocation*	(14,278)
Pro forma net income associated with the assets that were acquired by the Joint Venture	$15,976
The Partnership's 30% equity income pro forma adjustment	$4,793

* Management of the Joint Venture engaged a third party valuation expert to undertake a detailed purchase price allocation and valuation study. The estimated additional depreciation and amortization expense is calculated based on the preliminary valuation results.

b. Represents the incremental interest expense incurred on the borrowings under the Partnership’s revolving credit facility that were used to fund a portion of the acquisition of the 30% interest in the Joint Venture. The Partnership utilized the weighted average rates of its revolving credit facility of 3.25% for the six months ended June 30, 2011.

c. Represents the issuance of 8,500,001 common units.